UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report(Date of Earliest Event Reported): November 2, 2006

ASIAN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

000-27129
(Commission File Number)

Wyoming	91-1922225
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

69930 Highway 111, Suite 100, Rancho Mirage, CA 92270
(Address of principal executive offices, with zip code)

(760) 219-2776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

We filed a current report on Form 8-K on October 25, 2006 to disclose our entry into a definitive Securities Purchase Agreement with unrelated investors (the “Purchase Agreement”). The transactions contemplated by the Purchase Agreement closed on November 2, 2006. In accordance with the Purchase Agreement, we issued an aggregate of 16,447,019 shares of our common stock for a per share purchase price of approximately $1.43 or an aggregate purchase price of $23,549,200. The financing was conducted through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The securities sold pursuant to the Purchase Agreement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. The disclosure in the current report on Form 8-K filed on October 25, 2006 is incorporated herein by reference.

At the closing, as part of the compensation to our placement agent, Roth Capital Partners, LLC, we issued to Roth Capital warrants to acquire 1,644,702 shares of common stock, exercisable at any time after June 30, 2008. The warrants have a strike price equal to $1.57, have a term of five years starting from July 1, 2008 and will permit cashless or net exercise at all times. The shares of common stock issuable upon the exercise of the warrants will be included in the resale registration statement described above.

Concurrently with the execution of the Purchase Agreement, the Company and the investors entered into a Registration Rights Agreement, pursuant to which the Company is required to file a resale registration statement for purposes of registering the resale of shares of common stock issued at closing, shares of common stock issuable upon the delivery of certain additional shares required under the Purchase Agreement, if any, and upon the exercise of the warrants. The disclosure in the current report on Form 8-K filed on October 25, 2006 is incorporated herein by reference.

On November 2, 2006, the Company issued the press release attached hereto as Exhibit 99.1 regarding the transactions described in this report.

The foregoing description of the transactions is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 4.1 and 10.1 to the current report on Form 8-K filed on October 25, 2006, each of which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

4.1  Registration Rights Agreement dated October 24, 2006 among the Registrant and the investors (incorporated by reference from the current report on Form 8-K filed on October 25, 2006).

10.1  Securities Purchase Agreement dated October 24, 2006 among the Registrant and the investors (incorporated by reference from the current report on Form 8-K filed on October 25, 2006).

99.1  Press release of the Registrant on November 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2006

Asian Financial, Inc.

By:	/s/ Wenhua Guo
Name:	Wenhua Guo
Title:	Chief Executive Officer